                                                     Exhibit 10.1

                        SECOND AMENDMENT
                               TO
          SECOND AMENDED AND RESTATED STOCK OPTION PLAN
            FOR KEY EMPLOYEES OF OWENS-ILLINOIS, INC.


     Pursuant to the authority reserved to the Compensation Committee (the "Committee") of the Board of Directors of Owens-Illinois, Inc. (the "Company") under Section 7.2 of the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (the "Plan"), the Committee hereby amends the Plan as follows:

     1.  Article I of the Plan is amended by the addition thereto of a new
Section 1.1, to read, in its entirety, as follows:

          Section 1.1 - Additional Option

                    "Additional Option" means an Option granted to an Optionee to purchase a number of shares of Common Stock equal to the number of shares of Common Stock tendered or relinquished by the Optionee in payment of the exercise price upon exercise of an Option and/or the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of an option as described in Article VIII.

     2.  Article I of the Plan is amended by the addition thereto of a new
Section 1.2, to read, in its entirety, as follows:

          Section 1.2 - Additional Option Feature

                    "Additional Option Feature" means a feature of an Option that provides for the automatic grant of an Additional Option in accordance with the provisions described in Article VIII.

     3. Existing Sections 1.1 through 1.24, inclusive, of the Plan are amended by redesignating such Sections as Sections 1.3 through 1.26.

     4. Section 2.1 of the Plan is amended by the addition at the end of the second sentence the following:

               For purposes of determining the number of shares that may be sold under the Plan, such number shall increase by the number of shares of Common Stock tendered or relinquished to the Corporation (a) in connection with the exercise of an Option or (b) in payment of federal, state and local income tax withholding liabilities upon exercise of an Option.

5. Section 5.3(b)(ii) of the Plan is amended to read, in its entirety, as follows:

               (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

     6. Section 5.3(c) of the Plan is amended to read, in its entirety, as follows:

               (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

     7.  Section 5.4 of the Plan is amended by deleting it in its entirety.

     8. Sections 5.5 through 5.7, inclusive, of the Plan are amended by redesignating such Sections as Sections 5.4 through 5.6.

     9. The first sentence of Section 5.6, as redesignated, of the Plan is amended by deleting it in its entirety.

     10. The first sentence of Section 6.1 of the Plan is amended to read, in its entirety, as follows:

     The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board.

     11. The last sentence of Section 6.2 of the Plan is amended to read, in its entirety, as follows:

               In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     12.  The Plan is amended by the addition thereto after the end of
Article VII of the following:

                          ARTICLE VIII

                       ADDITIONAL OPTIONS
Section 8.1 - Additional Options

               (a) The Committee may, at or after the date of grant of an Option, grant Additional Options. Additional Options may be granted with respect to any outstanding Option.

               (b)  If, with the consent of the Committee pursuant to
     Section 5.3(b)(ii), an Optionee exercises an Option that has an Additional Option Feature by tendering or relinquishing shares of Common Stock and/or when shares of Common Stock are tendered or relinquished in payment for the amount to be withheld under applicable federal, state and local income tax laws (at withholding rates not to exceed the Optionee's applicable marginal tax rates) in connection with the exercise of an option, the Optionee shall automatically be granted an Additional Option. The Additional Option shall be subject to the following provisions:

                    (i) The Additional Option shall cover the number of shares of Common Stock equal to the sum of (A) the number of shares of Common Stock tendered or relinquished as consideration upon the exercise of the Option to which such Additional Option Feature relates and (B) the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of the option to which such Additional Option Feature relates;

                    (ii)  The Additional Option will not have an
          Additional Option Feature unless the Committee directs otherwise;

                    (iii) The Additional Option exercise price shall be 100% of the Fair Market Value per share on the date the employee tenders or relinquishes shares of Common Stock to exercise the Option that has the Additional Option Feature and/or tenders or relinquishes shares of Common Stock in payment of income tax withholding on the exercise of an Option that has the Additional Option Feature; and

                    (iv) The Additional Option shall have the same termination date and other termination provisions as the underlying Option that had the Additional Option Feature.

     13. This Second Amendment shall be effective on or as of the date of its approval by the stockholders of the Company. In all other respects the Plan shall remain in full force and effect as originally adopted.

*  *  *  *

          I hereby certify that the foregoing Second Amendment to Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. was duly adopted by the Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on March 18, 1997.
          Executed as of the 15th day of May, 1997.


                                    /s/ Thomas L. Young
                                        ---------------
                                             Secretary


Corporate Seal

                           *  *  *  *

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Owens-Illinois, Inc. on March 27, 1997.

          Executed as of the 15th day of May, 1997.


                                    /s/ Thomas L. Young
                                        ---------------
                                             Secretary


                           *  *  *  *

          I hereby certify that the foregoing Plan was duly approved by the stockholders of Owens-Illinois, Inc. on May 14, 1997.

          Executed as of the 15th day of May, 1997.



                                    /s/ Thomas L. Young
                                        ---------------
                                             Secretary